ELEVENTH Amendment
to
SECOND AMENDED AND RESTATED
Loan and security agreement

This Eleventh Amendment to Second Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 22 day of December, 2017 (the “Eleventh Amendment Effective Date”), by and between (i) SILICON VALLEY BANK a California corporation (“Bank”), and (ii) SONIC FOUNDRY, INC., a Maryland corporation (“Sonic Foundry”), and SONIC FOUNDRY MEDIA SYSTEMS, INC., a Maryland corporation (“Sonic Systems” and together with Sonic Foundry, jointly and severally, individually and collectively, the “Borrower”).
Recitals
A.    Bank and Borrower have entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of June 27, 2011, as amended by that certain First Amendment, dated as of May 31, 2013, as further amended by that certain Second Amendment, dated as of January 10, 2014, as further amended by that certain Third Amendment, dated as of March 24, 2014, as further amended by that certain Fourth Amendment, dated as of January 27, 2015, as further amended by that certain Fifth Amendment, dated as of May 13, 2015, as further amended by that certain Sixth Amendment, dated as of October 5, 2015, as further amended by that certain Seventh Amendment, dated as of February 8, 2016, as further amended by that certain Eighth Amendment, dated as of December 9, 2016, as further amended by that certain Ninth Amendment, dated as of March 16, 2017 and as further amended by that certain Waiver and Tenth Amendment (the “Tenth Amendment”), dated as of May 10, 2017 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).
B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
C.    Borrower has requested that Bank amend the Loan Agreement to (i) modify the Minimum EBITDA financial covenant, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein. In addition, Bank acknowledges that Borrower has achieved the Equity Event 2017 (as defined in Section 6.9(d) of the Loan Agreement, after giving effect to the Tenth Amendment thereof).
D.    Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
Agreement
Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1    Section 6.9(b) (Financial Covenants). Section 6.9(b) is deleted in its entirety and replaced with the following:
“    (b)    Minimum EBITDA. Achieve (i) EBITDA (negative EBITDA) plus (ii) the net change in Deferred Revenue during each measurement period, of at least (x) for the quarterly period ending December 31, 2017, measured on a trailing three (3) month basis, no worse than negative One Million Nine Hundred Thousand Dollars (-$1,900,000.00); (y) for the quarterly period ending March 31, 2018, measured on a trailing three (3) month basis, no less than Zero Dollars ($0.00); and (z) for the quarterly period ending June 30, 2018, and each quarterly period ending thereafter, in each case measured on a trailing six (6) month basis, no less than Zero Dollars ($0.00); ”

2.2    Section 6.9(d) (Financial Covenants). The following Section 6.9(d) is hereby deleted in its entirety:
“    (d)    Equity Event 2017. On or before September 30, 2017, Borrower shall have received net proceeds of not less than Seven Hundred Fifty Thousand Dollars ($750,000) from the issuance and sale of additional equity (which can be in the form of convertible indebtedness) or Subordinated Debt (subject to a Subordination Agreement in form and substance acceptable to Bank, in Bank’s reasonable discretion) of Borrower, to be issued to investors of similar character and quality as the investors in Borrower as of the Effective Date.”

2.3    Section 13 (Definitions). The following new defined term is hereby inserted alphabetically in Section 13.1:

“Eleventh Amendment Effective Date” is December 22, 2017.”

2.4    Exhibit C (Compliance Certificate). The Compliance Certificate appearing as Exhibit C to the Loan Agreement is deleted in its entirety and replaced with the Compliance Certificate attached as Schedule 1 attached hereto.

3.Limitation of Amendments.

3.1    The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3    The organizational documents of Borrower previously delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect, or updated copies have otherwise been delivered to Bank in connection with the execution of this Amendment;

4.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.Ratification of Intellectual Property Security Agreement. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Amended and Restated Intellectual Property Security Agreement dated as of May 13, 2015 between Borrower and Bank, and acknowledges, confirms and agrees that said Intellectual Property Security Agreement (a) contains an accurate and complete listing of all Intellectual Property Collateral, as defined in said Intellectual Property Security Agreement, and (b) shall remain in full force and effect.

6.Ratification of Perfection Certificate. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated on or about the Eighth Amendment Effective Date, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in said Perfection Certificate have not changed, as of the date hereof.

7.No Defenses of Borrower. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against

Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

8.Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

9.Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10.Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) updated Secretary’s Corporate Borrowing Certificates for each Borrower (if necessary, and with updated attachments, as necessary), (c) updated evidence of insurance; (d) updated UCC and Lien search results, (e) payment by Borrower of a non-refundable amendment fee equal to Ten Thousand Dollars ($10,000), which amendment fee shall be fully-earned as of the date hereof, and (g) payment of Bank’s legal fees and expenses incurred in connection with the existing Loan Documents and this Amendment.
[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK
SILICON VALLEY BANK By/s/Bryce Gerber Name: Bryce Gerber Title: Vice President

BORROWER

SONIC FOUNDRY, INC.

By/s/ Ken Minor_
Name: Ken Minor
Title: CFO

SONIC FOUNDRY MEDIA SYSTEMS, INC.

By/s/ Ken Minor_
Name: Ken Minor
Title: CFO

Schedule 1 to Eleventh Amendment
EXHIBIT C

COMPLIANCE CERTIFICATE

TO:        SILICON VALLEY BANK                    Date:
FROM:     SONIC FOUNDRY, INC.
SONIC FOUNDRY MEDIA SYSTEMS, INC.

The undersigned authorized officer of SONIC FOUNDRY, INC. and SONIC FOUNDRY MEDIA SYSTEMS, INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days (60 days for last month of each fiscal year)	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 120 days	Yes No
10‑Q, 10‑K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings	Monthly within 15 days	Yes No
Borrowing Base Reports	(i) no later than Friday of each week when a Streamline Period is not in effect and (ii) within fifteen (15) days after the end of each month when a Streamline Period is in effect	Yes No
Projections	Within fifteen (15) following approval by the Borrower’s board of directors, and in any event within fifteen (15) days after the end of each fiscal year of Borrower, and as amended and/or updated	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”) ____________________________________________________________________________

Financial Covenant	Required	Actual	Complies

Maintain as indicated:
Minimum Liquidity (monthly)	[1.60] [1.75]:1.00	:1.00	Yes No
Minimum EBITDA (quarterly, on a [T3M] [T6M] basis)	[($1,900,000)] [$0.00]	$	Yes No
Maximum Subsidiary Indebtedness (at all times)	<$1,000,000	$______	Yes No

Streamline Threshold	Required	Actual	Streamline
Period
(at all times)			In Effect?
(a) Borrower’s unrestricted cash at Bank plus (b) the unused Availability Amount divided by (c) the outstanding principal balance of the Term Loan 2015	1.75:1.00	_____:1.00	Yes No

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

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SONIC FOUNDRY, INC. SONIC FOUNDRY MEDIA SYSTEMS, INC. By: Name: Title:
BANK USE ONLY

Received by: _____________________
authorized signer
Date: _________________________

Verified: ________________________
authorized signer
Date: _________________________

Compliance Status:Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:    ____________________
I.    Liquidity (Section 6.9(a))
Required:    Liquidity, at all times, tested with respect to Borrower only on a monthly basis, of at least (i) 1.60:1.00 for the first and second month of each quarterly fiscal period; and (ii) 1.75:1.00 for the third month of each quarterly fiscal period.
Actual:

A.	Aggregate value of Borrower’s unrestricted cash at Bank	$
B.	Aggregate value of the net billed accounts receivable of Borrower	$
C.	Quick Assets (the sum of lines A plus B)	$
D.	Aggregate value of Obligations to Bank	$
E.	LIQUIDITY (line C divided by line D), expressed as a ratio	:1.00

Is line E equal to or greater than [1.60] [1.75] :1.00?

  No, not in compliance                      Yes, in compliance

II.    Minimum EBITDA (Section 6.9(b))

Required:    Achieve (i) EBITDA (negative EBITDA) plus (ii) the net change in Deferred Revenue during each measurement period, of at least:
(x) for the quarterly period ending December 31, 2017, measured on a trailing three (3) month basis, no worse than negative One Thousand Nine Hundred Dollars (-$1,900,000.00); (y) for the quarterly period ending March 31, 2018, measured on a trailing three (3) month basis, no less than Zero Dollars ($0.00); and (z) for the quarterly period ending June 30, 2018, and each quarterly period ending thereafter, in each case measured on a trailing six (6) month basis, no less than Zero Dollars ($0.00).
Actual: All amounts measured as indicated above

A.	EBITDA	$
B.	The net change in Deferred Revenue	$
Is line A plus line B equal to or greater than (loss no worse than) [($1,900,000)] [$0.00]?

  No, not in compliance.                       Yes, in compliance.
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